Exhibit 99.1

Waitt Outdoor, LLC (A Majority Owned

Subsidiary of WaittCorp Investments, LLC)

Financial Statements and

Independent Auditors' Report

December 31, 2017 and 2016

Index

Page

Independent Auditors' Report	1-2

Financial Statements

Balance Sheets	3-4

Statements of Income	5

Statements of Members’ Equity	6

Statements of Cash Flows	7

Notes to Financial Statements	8-12

INDEPENDENT AUDITORS' REPORT

Members

Waitt Outdoor, LLC (A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Omaha, Nebraska

Report on the Financial Statements

We have audited the accompanying financial statements of Waitt Outdoor, LLC, a South Dakota limited liability company and majority owned subsidiary of WaittCorp Investments, LLC, which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of income, members’ equity and cash flows for the years then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a reasonable basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waitt Outdoor, LLC (A Majority Owned Subsidiary of WaittCorp Investments, LLC) as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Lutz & Company, PC

Lutz & Company, PC

March 20, 2018

Waitt Outdoor, LLC

(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Balance Sheets

December 31, 2017 and 2016

ASSETS
	2017	2016
CURRENT ASSETS
Cash	$730,965	$24,383
Trade Accounts Receivable, Less Allowance for Doubtful Accounts of $211,655 and $223,636, Respectively	1,090,627	1,142,634
Prepaid Expenses	1,026,869	980,402
Total Current Assets	2,848,461	2,147,419

PROPERTY AND EQUIPMENT
Land and Land Improvements	260,820	259,040
Buildings and Improvements	365,175	365,175
Billboards and Improvements	25,595,329	25,156,365
Furniture and Equipment	548,271	526,579
Vehicles	802,266	808,125
Construction in Progress	546,426	83,517
Total Cost	28,118,287	27,198,801
Less Accumulated Depreciation	22,257,083	20,938,584
Net Book Value	5,861,204	6,260,217

OTHER ASSETS
Goodwill	3,217,498	3,217,498
Other	297,498	316,131
Total Other Assets	3,514,996	3,533,629

TOTAL ASSETS	$12,224,661	$11,941,265

See Notes to Financial Statements.

Waitt Outdoor, LLC

(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Balance Sheets

December 31, 2017 and 2016

LIABILITIES
	2017	2016
CURRENT LIABILITIES
Revolving Line of Credit	$-	$150,000
Current Portion of Long-Term Debt	1,474,221	1,100,541
Trade Accounts Payable	352,563	157,936
Accrued Compensation	391,516	268,814
Taxes Accrued and Withheld	135,575	126,065
Unearned Revenue	277,374	248,533
Other Accrued Expenses	142,248	164,056
Members' Distributions Payable	227,292	-
Total Current Liabilities	3,000,789	2,215,945

LONG-TERM LIABILITIES
Long-Term Debt, Less Current Portion	-	2,240,930
Other Long-Term Liabilities	1,316,000	1,285,000
Total Long-Term Liabilities	1,316,000	3,525,930
Total Liabilities	4,316,789	5,741,875

COMMITMENTS AND CONTINGENCIES (Note 4)

MEMBERS' EQUITY

MEMBERS' EQUITY	7,907,872	6,199,390

TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,224,661	$11,941,265

See Notes to Financial Statements.

Waitt Outdoor, LLC
(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Statements of Income

Years Ended December 31, 2017 and 2016

	2017	2016

REVENUES	$12,856,784	$12,754,342

Less: Agency Commissions	53,784	68,289

NET REVENUES	12,803,000	12,686,053

COSTS AND EXPENSES
Cost of billboard revenues (exclusive of depreciation and amortization)	5,336,242	5,220,095
Employee costs	1,984,369	1,911,055
Professional fees	132,198	115,906
General and administrative	1,012,902	924,389
Depreciation	1,523,570	1,525,883
Gain on sale of property and equipment	(131,508)	(75,678)
Bad debt expense	12,300	11,526
TOTAL COSTS AND EXPENSES	9,870,073	9,633,176

Income from Operations	2,932,927	3,052,877

OTHER INCOME AND EXPENSE
Interest Expense	(121,387)	(242,243)
Other Income	-	6
Total Other Income and Expense	(121,387)	(242,237)

NET INCOME	$2,811,540	$2,810,640

See Notes to Financial Statements.

Waitt Outdoor, LLC
(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Statements of Members’ Equity

Years Ended December 31, 2017 and 2016

Members'
Equity

BALANCES, December 31, 2015	$4,747,806

Net Income	2,810,640

Distributions to Members	(897,210)

Class C Member Redemption	(461,846)

BALANCES, December 31, 2016	6,199,390

Net Income	2,811,540

Distributions to Members	(1,103,058)

BALANCES, December 31, 2017	$7,907,872

See Notes to Financial Statements.

Waitt Outdoor, LLC
(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Statements of Cash Flows

Years Ended December 31, 2017 and 2016

	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,811,540	$2,810,640
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities
Depreciation	1,523,570	1,525,883
Gain on Sale of Property and Equipment	(131,508)	(75,678)
Increase in Other Long-Term Liabilities	31,000	34,000
Decrease (Increase) in Current Assets:
Trade Accounts Receivable	52,007	(264,593)
Prepaid Expenses	(46,467)	17,860
Increase (Decrease) in Current Liabilities:
Trade Accounts Payable	194,627	(124,166)
Accrued Compensation	122,702	57,012
Taxes Accrued and Withheld	9,510	(6,458)
Unearned Revenue	(15,496)	(49,888)
Other Accrued Expenses	(21,808)	65,600
Net Cash Provided by Operating Activities	4,529,677	3,990,212

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	(1,205,840)	(686,800)
Proceeds from Sale of Property and Equipment	257,128	111,500
Decrease in Other Assets	18,633	21,428
Net Cash Used in Investing Activities	(930,079)	(553,872)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances on (Repayments of) Revolving Line of Credit	(150,000)	150,000
Net Repayments of Long-Term Debt	(1,867,250)	(2,707,651)
Distributions to Members	(875,766)	(897,210)
Class C Member Redemption	-	(461,846)
Net Cash Used in Financing Activities	(2,893,016)	(3,916,707)

Net Increase (Decrease) in Cash	706,582	(480,367)

Cash, Beginning of Year	24,383	504,750

Cash, End of Year	$730,965	$24,383

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest Paid	$121,387	$242,243

NONCASH INVESTING AND FINANCING ACTIVITIES
Property and Equipment Received in Lieu of Performance on Unearned Revenue	$44,337	$101,195

See Notes to Financial Statements.

Waitt Outdoor, LLC
(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Notes to Financial Statements

December 31, 2017 and 2016

1.	Summary of Significant Accounting Policies

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements is set forth below.

Organization and Nature of Operations

Waitt Outdoor, LLC (the “Company”) was formed in 2001 and began operations in 2002 as a South Dakota limited liability company. The Company began operating under an amended and restated operating agreement effective January 1, 2005.

The Company owns and leases approximately 2,500 billboard faces as of December 31, 2017 and 2016. Billboard space is rented to advertisers primarily in the Midwest.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Trade Accounts Receivable

Trade accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a periodic basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Accounts receivables are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received.

Concentration of Credit Risk

The Company has two types of financial instruments subject to credit risk. The Company maintains bank accounts in which the balance sometimes exceeds the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. As of December 31, 2017 and 2016 there was $731,086 and $35,142 of cash balances in excess of FDIC limits at the bank. Trade accounts receivable also subject the Company to credit risk.

Property and Equipment

Property and equipment are stated at cost. Expenditures for additions and betterments are capitalized; expenditures for maintenance and repairs are expensed as incurred. The costs of assets disposed and the related accumulated depreciation are eliminated from the accounts in the year of disposal. Gains or losses from property disposals are recognized in the year of disposal.

Waitt Outdoor, LLC
(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Notes to Financial Statements

December 31, 2017 and 2016

Depreciation is computed using the straight-line method over the following useful lives:

Years
Land Improvements	15
Buildings and Improvements	5-39
Billboards and Improvements	10
Furniture and Equipment	3-7
Vehicles	5

Construction in progress is recorded at cost and no depreciation is recorded until the assets are placed in service.

Goodwill

Goodwill represents the carrying amount of the cost in excess of net assets acquired related to specific acquisitions. Goodwill is not amortized. Goodwill is reviewed for possible impairment at least annually or more frequently upon occurrence of an event or when circumstances indicate that the fair value of the specific acquisition drops below the carrying amount. Based on the Company’s analysis, there was no impairment for 2017 or 2016.

Revenue Recognition

Outdoor advertising revenues, net of agency commissions, are recognized on the accrual basis ratably over the term of the contracts as services are provided. Production revenue and the related expense for the advertising copy are recognized upon completion of the sale.

Advertising Costs

Advertising costs related to marketing of the Company’s services are charged to operations as incurred and are included in operating expenses. Advertising costs totaled $16,200 and $15,757 for the years ended December 31, 2017 and 2016, respectively.

Income Taxes

The Company, with the consent of its members elected under the Internal Revenue Code to be taxed as a partnership. Accordingly, taxable income, deductions and credits flow through to the members each year as earned and are reported on their personal income tax returns. Therefore, no provision or liability for income taxes has been included in the financial statements of the Company.

The Company follows the provisions of FASB Codification Topic 740-10 related to uncertain income tax positions. Management believes there are no uncertain income tax positions taken which would require the Company to reflect a liability for unrecognized tax benefits on the accompanying balance sheets.

The Company is no longer subject to income tax examinations by federal, state or local tax authorities for years prior to December 31, 2014.

Waitt Outdoor, LLC
(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Notes to Financial Statements

December 31, 2017 and 2016

The Company generally makes cash distributions to its members in amounts sufficient to cover any income taxes they are required to pay on the Company’s taxable income.

Subsequent Events

Subsequent events are events or transactions that occur after the balance sheet date, but before the financial statements are available to be issued and may require potential recognition or disclosure in the financial statements. Management has considered such events or transactions through March 20, 2018 noting no items requiring disclosure.

2.	Financing Arrangement

The Company’s financing arrangement consists of a $1,500,000 revolving bank line of credit, with interest at 4.0% and payable monthly, through May 2018. This line of credit is collateralized by substantially all assets of the Company. There was no balance outstanding against this line of credit as of December 31, 2017 and $150,000 outstanding against a similar revolving line of credit as of December 31, 2016. The line of credit contains various restrictive covenants for which the Company either obtained a waiver or was in compliance with as of December 31, 2017.

3.	Long-Term Debt

Long-term debt as of December 31, consists of the following:

	2017	2016

Note payable to a bank, due in monthly installments of $111,311 including interest at 4.75%, through April 2019 at which time the remaining unpaid balance becomes due, collateralized by substantially all assets of the Company and all outstanding member units of the Company. The Company's intentions are to pay off this note within a year and is therefore all recorded as current. This note contains various restrictive covenants for which the Company either obtained a waiver or was in compliance with at December 31, 2017.	$1,474,221	$3,341,471

Less Current Portion	1,474,221	1,100,541

Long-Term Debt, Less Current Portion	$-	$2,240,930

Waitt Outdoor, LLC
(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Notes to Financial Statements

December 31, 2017 and 2016

4.	Commitments and Contingencies

Lease Obligations

The Company has entered into various month-to-month as well as noncancelable operating leases for certain land and buildings used in the operations of its business. These leases expire on various dates through the year 2113 and often contain escalating rent payments. The Company accrues rent expense on its leases with escalating rent payments in an amount such that the total rent expense under these leases will be recognized ratably over the lives of the leases. Most of the leases also contain renewal options, and management expects, in the normal course of business, to renew these leases or replace them with other leases. Total rent expense under operating leases was $2,758,123 and $2,721,639 for the years ended December 31, 2017 and 2016, respectively.

Future minimum annual rental payments under the non-cancelable operating leases for the years ending after December 31, 2017 are approximately as follows:

Year Ending December 31,
2018	$1,849,000
2019	1,741,000
2020	1,666,000
2021	1,528,000
2022	1,374,000
Thereafter	9,793,000
$17,951,000

The Company has prepaid certain future lease obligations totaling $1,217,543 and $1,184,143 as of December 31, 2017 and 2016, respectively. These amounts are included in prepaid expenses and other assets in the accompanying balance sheets.

Employment Agreement

The Company has entered into an employment agreement with the minority member. The agreement provides that the minority member shall serve as president of the Company. In addition, the agreement provides for a minimum salary, with annual increases as defined in the agreement, annual bonuses based upon performance standards, fringe benefits and a vehicle. If the minority member’s employment is terminated for cause or due to expiration of employment term, the Company shall pay the minority member the base salary and benefits pro rata through the last day of his actual employment by the Company. In addition, the Company shall repurchase the minority member’s Class B and Class C units within 90 days of the termination date and the minority member shall be entitled to purchase the vehicle provided by the Company for a purchase price as defined in the agreement. The agreement’s terms run through November 1, 2020.  The five year term is automatically renewed annually.

Waitt Outdoor, LLC
(A Majority Owned Subsidiary of WaittCorp Investments, LLC)

Notes to Financial Statements

December 31, 2017 and 2016

5.	Construction in Progress

During the year ended December 31, 2017, the Company incurred $754,171 of cost related to the construction of billboards. The Company placed into service $291,262 of which $1,500 represented construction costs incurred prior to 2017.

During the year ended December 31, 2016, the Company incurred $228,845 of cost related to the construction of billboards. The Company placed into service $435,275 of which $207,929 represented construction costs incurred prior to 2016.

6.	Members’ Equity

Members’ equity consists of Class A, Class B, and Class C members. Total issued and outstanding members units are summarized in the following table as of December 31,:

	2017	2016

Class A Units	939,900	939,900
Class B Units	60,100	60,100
Class C Units	90,715	90,715

The Class A and B members have contributed capital to the Company, whereas Class C members are not obligated to make a contribution of capital, but instead shall only be entitled to a profits interest in the Company. Class A members are entitled to vote, while the Class B and Class C members are nonvoting.

Liquidated distribution preferences are follows:

1.	To the Class A and B members, an amount equal to their unreturned capital contribution.
2.

In order of class, to the A and B members, a percentage of available funds, outlined in the Company’s operating agreement, allocated pro rata based on each member’s collective interest in the Company at the date of distribution.

3.	To the C members, a percentage of available funds, outlined in the Company’s operating agreement, allocated at pre-determined rates per the Company’s operating agreement.

There were no redemptions during 2017. During 2016 the Company redeemed 9,285 Class C membership units from an employee who was terminated during 2016.

7.	401(k) Profit Sharing Plan

The Company participates in a 401(k) profit sharing plan which covers substantially all employees upon completion of six months of service and attainment of 21 years of age. The Company’s 401(k) profit sharing costs were $37,546 and $33,040 for the year ended December 31, 2017 and 2016, respectively.